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                                                                   EXHIBIT 10.22

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------

          This SECURITIES PURCHASE AGREEMENT (the "Agreement"), dated as of February 1, 1999 is entered into between City Truck Holdings, Inc., a Delaware corporation (the "Company"), and Gene L. Curtin (the "Purchaser"). As used herein, Purchaser shall include PaineWebber, as custodian for Gene L. Curtin IRA (the "IRA"), to the extent the IRA purchases shares hereunder, which will be evidenced by the number of shares set forth under the IRA's signature on this signature page hereof.

I.  PURCHASE OF SECURITIES, ETC.
    ---------------------------

          1.1.  Purchase of Securities.  Subject to all of the terms and
                ----------------------
conditions of this Agreement, the Company agrees to sell to the Purchaser, 174 shares of its common stock (the "Common Stock") for a price of $170 per share and 758.261 shares of its Series A Preferred Stock (the "Series A Preferred Stock" and collectively with the Common Stock, the "Securities") for a price of $100 per share. All such purchases will be divided ratably between Series A Preferred Stock and Common Stock, in the ratio of Series A Preferred Stock to Common Stock of 4.3587 to 1.

          1.2.  Delivery of Funds and Certificates.  The closing of the purchase
                ----------------------------------
and sale of the Securities (the "Closing") shall take place at a time and place to be designated by the Company. At the Closing, the Company will deliver to the Purchaser duly executed stock certificates, registered in the Purchaser's name and representing the Securities, against payment of the purchase price therefor by delivery to the Company of immediately available funds by check or wire transfer in accordance with the instructions set forth on Exhibit "A"
                                                               -------
attached hereto.

II.  PURCHASER'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS
     ------------------------------------------------------

          2.1.  Investment Intention.  The Purchaser represents and warrants
                --------------------
that he or it is purchasing the Securities solely for his or its own account for the purpose of investment and not with a view to or for sale in connection with any distribution of any thereof. The Purchaser agrees that he or it will not, directly or indirectly, offer, transfer, sell, pledge, hypothecate or otherwise dispose of any of the Securities (or solicit any offers to buy, purchase, or otherwise acquire or take a pledge of any of the Securities), except in compliance with the Securities Act of 1933, as amended (the "Act"), and the rules and regulations thereunder.

                Legends. The certificate (or certificates) representing any of
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the Securities shall bear a legend to the following effect:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER SOLELY FOR ITS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION OF ANY THEREOF. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("ACT") OR STATE SECURITIES LAWS AND
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     MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION
     UNDER THE ACT OR AN EXEMPTION THEREFROM."

          2.2.  Federal Securities Laws Matters.  The Purchaser represents that
                -------------------------------
he or it is familiar with Release No. 5226 issued by the SEC under the Act, he or it has consulted with his or its counsel with regard thereto, and is fully aware of the position of the SEC limiting the resale to the public of any shares of the Securities.

          2.3.  Compliance with Rule 144.  If any of the Securities are disposed
                ------------------------
of in accordance with Rule 144 under the Act, the Purchaser shall deliver to the Company at or prior to the time of such disposition an executed copy of Form 144 (if required by Rule 144) and such other documentation as the Company may reasonably require in connection with such sale.

          2.4.  Ability to Bear Risk.  The Purchaser represents and warrants
                --------------------
that (a) the financial situation of the Purchaser is such that he or it can afford to bear the economic risk of holding the unregistered Securities for an indefinite period and (b) he or it can afford to suffer the complete loss of his or its investment in the Securities.

          2.5.  Access to Information; Evaluation of Risks. The Purchaser
                ------------------------------------------
represents and warrants that he or it (a) understands and has taken cognizance of all the risk factors related to the purchase of the Securities, (b) has obtained any additional information which he or it deems necessary to analyze an investment in the Securities and (c) is a sophisticated investor with knowledge and experience in business and financial matters and an "accredited investor" (as defined under the federal securities laws) and (d) has knowledge and experience in financial and business matters such that he or it is capable of evaluating the risks of the investment in the Securities.

          2.6.  Restrictions on Sale upon Public Offering.  The Purchaser agrees
                -----------------------------------------
to comply with Section VIII of the Company's Stockholders' Agreement (as defined).

III.  COMPANY'S REPRESENTATIONS, WARRANTIES AND AGREEMENTS
      ----------------------------------------------------

The Company hereby represents and warrants to the Purchaser as follows as of the date of this Agreement:

          3.1.  Organization, Good Standing and Qualification.  The Company is a
                ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, properties, prospects, or financial condition (a "material adverse effect").

          3.2.  Capitalization and Voting Rights.  The authorized and
                --------------------------------
outstanding capital stock of the Company consists solely of the following:

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          (a) Common Stock.  250,000 shares of Common Stock are authorized. As
              ------------
of the date of this Agreement and assuming no shares of Common Stock have been issued pursuant hereto, 107,962 shares of Common Stock are outstanding, all of which have been duly authorized and are duly and validly issued. The outstanding shares of Common Stock are fully paid, nonassessable and have been issued in compliance with all state and federal securities laws.

          (b) The Series A Preferred Stock.  850,000 shares of Series A
              ----------------------------
Preferred Stock are authorized. As of the date of this Agreement and assuming no shares of Series A Preferred Stock have been issued pursuant hereto, 442,234.766 shares of Series A Preferred Stock are outstanding, all of which have been duly authorized and are duly and validly issued. The outstanding shares of Series A Preferred Stock are fully paid, nonassessable and have been issued in compliance with all state and federal securities laws. Other than the Series A Preferred Stock, no other shares of Preferred Stock are issued and outstanding.

          (c) Voting Arrangements.  Except as provided in the Stockholders'
              -------------------
Agreement by and among the Company and the stockholders listed on the signature pages thereto (the "Stockholders' Agreement") and this Agreement, the Company is not a party or subject to any agreement or understanding, and, to the Company's best knowledge, there is no agreement or understanding between any individual and/or entities, which affects or relates to the voting or giving of written consents with respect to any of the Company's voting securities.

          (d) Valid Issuance.  The Series A Preferred Stock and Common Stock
              --------------
issuable by the Company hereunder, if and when issued, sold and delivered in accordance with the terms of this Agreement, for the consideration set forth herein, will be duly and validly issued, fully paid and nonassessable and (assuming the accuracy of the Purchaser's representations set forth herein) will be issued in compliance with all applicable federal and state securities laws.

          3.3.  Authorization.
                -------------

          (a) The Company has all corporate and other requisite authority to execute, deliver and carry out and perform the obligations under the terms of this Agreement and the Stockholders' Agreement and all of the transactions contemplated hereunder and thereunder, including the sale and issuance of the Common Stock and Series A Preferred Stock to the Purchaser.

          (b) This Agreement and the Stockholders' Agreement, when executed and delivered by the Company, will constitute valid and binding obligations of the Company, enforceable in accordance with their respective terms.

          3.4.  Governmental and Other Consents.  No consent, approval, order or
                -------------------------------
authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, local or provincial governmental authority or any other third party is required on the part of the Company in connection with the Company's valid execution, delivery, or performance of this Agreement or the Stockholders' Agreement, or the offer, sale or issuance of the Common Stock and Series A Preferred Stock by the Company.

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          3.5.  Registration Rights.  Except as set forth in the Stockholders'
                -------------------
Agreement, the Company is not a party to any agreement or commitment which obligates the Company to register under the Act any of its presently outstanding equity securities.

          3.6.  Corporate Documents.  The Company's certificate of incorporation
                -------------------
and bylaws are in full force and effect. No action has been taken, and to the best knowledge of the Company no action is planned, that would amend or repeal such certificate of incorporation or bylaws, except an amendment increasing the numbers of shares of the Company authorized for issuance.

          3.7.  Monthly Reports.  The Company will send to Purchaser a copy of
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the monthly report, if any, sent to its major bank lenders and, in any event, a monthly unaudited consolidated income statement and balance sheet and copies of financial statements required to be delivered pursuant to the Indenture, dated as of July 31, 1998, by and among HDA Parts System, Inc., the guarantors named therein and U.S. Trust Company of California, N.A., as trustee.

          3.8  Certain Information.  The final offering memorandum dated July
               -------------------
28, 1998, relating to the offering by HDA Parts System, Inc. of its 12% Senior Subordinated Notes due 2005 (the "Notes"), did not, as of its date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company has made available to Purchaser all written information delivered since that date to the holders of the Notes as required by the indenture pursuant to which the Notes were issued. The Company has provided certain estimates, projections and other forward-looking information with respect to its business, operations and financial condition in the future (collectively the "Projected Information"). The Projected Information is based on assumptions that management believes are reasonable under the current circumstances, but which will inevitably not all come true. Actual results will vary, and the variations may be material.

IV. REGISTRATION RIGHTS
    -------------------

          The Purchaser will have such rights to have the Securities registered under the Act as shall be provided in the Stockholders' Agreement.

V.  MISCELLANEOUS
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          5.1.  Notices.  All notices and other communications required or
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permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified mail, return receipt requested, postage prepaid, to the parties to this Agreement at the following address or to such other address as either party to this Agreement shall specify by notice to the other:

     if to the Company, to it in care of:

               City Truck Holdings, Inc.

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               520 Lake Cook Road
               Deerfield, Illinois  60015
               Attention:  John J. Greisch

     if to the Purchaser, to him at:

               Gene L. Curtin
               29 Bruce Circle North
               Hawthorne Woods, Illinois 60047

All such notices and communications shall be deemed to have been received on the date of delivery or on the third business day after the mailing thereof.

          5.2.  Binding Effect; Benefits.  This Agreement shall be
                ------------------------
binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

          5.3.  Waiver.  Either party hereto may by written notice to
                ------
the other: (a) extend the time for the performance of any of the obligations or other actions of the other under this Agreement; (b) waive compliance with any of the conditions or covenants of the other contained in this Agreement; and (c) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          5.4.  Amendment.  This Agreement may be amended, modified or
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supplemented only by a written instrument executed by the Purchaser and the
Company.

          5.5.  Assignability.  Unless otherwise indicated herein,
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neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Purchaser without the prior written consent of the other party.

          5.6.  Expenses.  The Company will bear all costs and expenses
                --------
of itself and the Purchaser arising in connection with this Agreement.

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          5.7.  Indemnification.  Whether or not the transactions
                ---------------
contemplated hereby are consummated, the Company agrees to indemnify and hold harmless the Purchaser from and against any liabilities, obligation, losses, damages, penalties, actions, judgments, suits, claims, costs, attorneys' fees, expenses and disbursements of any kind which may be imposed upon, incurred by or asserted against the Purchaser (or any partner, officer, director, member or employee thereof) in any manner relating to or arising out of (i) the Purchaser's purchase and/or ownership of the Securities, or (ii) any litigation to which Purchaser (or any of its partners, officers, directors, members of employees) is made a party in its capacity as a shareholder or owner of securities (or a partner of a shareholder or owner of securities) of the Company.

          5.8.  Applicable Law.  This Agreement shall be governed by
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and construed in accordance with the laws of Delaware.

          5.9.  Section and Other Headings.  The section and other
                --------------------------
headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          5.10. Counterparts.  This Agreement may be executed in any
                ------------
number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

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          IN WITNESS WHEREOF, the Company and the Purchaser have executed this
Securities Purchase Agreement as of the day and year first above written.

                                   COMPANY:

                                   CITY TRUCK HOLDINGS, INC.


                                   By:  /s/ John J. Greisch
                                        -------------------
                                   Name:  John J. Greisch
                                   Title: CEO


                                   PURCHASER:

                                   /s/ Gene L. Curtin
                                   ------------------
                                   Gene L. Curtin

                                   73 shares of Common Stock
                                   318.006 shares of Series A Preferred Stock


                                   PaineWebber, custodian of Gene Curtin IRA


                                   By:  /s/ Michael O'Connell
                                        ---------------------
                                   Name:  Michael O'Connell
                                   Title: Branch Manager

                                   101 shares of Common Stock
                                   440.255 shares of Series A Preferred Stock

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                                   EXHIBIT A

                          WIRE TRANSFER INSTRUCTIONS

Bank Information
----------------

Regions Bank
ABA No. 062-005-690
Account No.: 0300319554
Account Name: City Truck & Trailer Parts, Inc.
Attn: Chuck Allen